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                                                                  Exhibit 10.193

                          ESCROW AND LEASING AGREEMENT

     THIS ESCROW AND LEASING AGREEMENT is made as of June __, 2004, by and among MBK NORTHWEST, LLC, a Washington limited liability company ("Seller"), INLAND WESTERN LAKEWOOD, L.L.C., a Delaware limited liability company ("Buyer"), and CHICAGO TITLE INSURANCE COMPANY, as escrow holder ("Escrow Holder"), with reference to the following facts (certain capitalized terms used but not defined herein have the meanings ascribed to such terms in the Glossary attached hereto as Exhibit "A"):SW

     A. Seller and Buyer, as successor-in-interest to Inland Real Estate Acquisitions, Inc., an Illinois corporation, are parties to that certain Agreement for Purchase and Sale of Real Property and Escrow Instructions dated as of May 12, 2004 (the "Purchase Agreement"), pursuant to which Buyer has acquired concurrently with execution of this Agreement from Seller that certain real property commonly known as the "Power Center" at Lakewood Towne Center, located in the City of Lakewood, Pierce County, Washington (the "Project").

     B. The Purchase Price paid by Buyer to Seller under the Purchase Agreement is based, in part, on all of the GLA of the Project being leased by tenants who have commenced payments of full base rent and CAM Expenses pursuant to their respective leases; therefore, the "Required Leasing Level," as such term is defined in Section 2.4 of the Purchase Agreement, has not been satisfied. The Required Leasing Level has not been met in that approximately 32,150 square feet of GLA of the Project constitutes Vacant Leased Space or Unleased Space, as such terms are defined in Exhibit "A" attached hereto.

     C. It will be necessary to incur various leasing related expenses, including without limitation leasing commissions and costs of constructing tenant improvements (including design and permit costs) for the Vacant Leased Space and Unleased Space to qualify as Approved Leases, as such terms are defined in Exhibit "A." Except as specifically set forth herein, Seller has no obligation hereunder with respect to any space at the Project other than Vacant Leased Space and Unleased Space.

     D. As more fully set forth below, the amount to be deposited in the Escrow Account is based on eighteen (18) months' base rent and estimated common operating expenses (including taxes and insurance) for the Unleased Space at the Project, as well as leasing commissions and tenant improvement costs for possible Approved Leases for the Unleased Space at the Project.

     E. Seller and Buyer also desire to deposit into the Escrow Account: (i) base rent and estimated common operating expenses (including taxes and insurance) for varying periods of time depending on the date the applicable Tenant is obligated to begin paying rent, unpaid leasing commissions and tenant improvement costs for Vacant Leased Space in the Project (that is, space which has been leased but not yet occupied by Tenants), and (ii) the estimated amount for the "hard" and "soft" costs of construction of the Theatre Related Improvements. The

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amount of the base rent concession (the "LaPalma Concession") under the LaPalma
Mexican restaurant lease (the "LaPalma Lease") through the period ending January 31, 2005 is being disbursed to Buyer on the Closing Date under the Purchase Agreement and is therefore not being deposited into the Escrow Account.

     F. On the "Closing Date" under the Purchase Agreement, rather than such amounts being paid to Buyer hereunder, Buyer shall be paid the full amount of the LaPalma Concession and amounts otherwise payable to Buyer hereunder for the portion of the month of June 2004 during which Buyer owns the Project for the Unleased Space and Vacant Leased Space in the amounts set forth on Exhibit "H" attached hereto; accordingly, the amounts deposited hereunder for base rent and CAM Expenses shall be for amounts payable to Buyer for periods commencing on or after July 1, 2004.

     NOW, THEREFORE, in consideration of the foregoing facts, and the mutual covenants and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. APPOINTMENT. Seller and Buyer hereby appoint Escrow Holder as escrow holder for the Escrow Account and for the purposes set forth herein, and Escrow Holder hereby accepts such appointment in accordance with the terms hereof.

     2.   ESCROW ACCOUNT.

          2.1 GENERAL; INVESTMENT. Seller hereby deposits with Escrow Holder, the aggregate sum of Three Million Two Hundred Sixty-Nine Thousand Eight Dollars and Eighty Cents ($3,269,008.80) as security for Seller's obligations with respect to the Vacant Leased Space and the Unleased Space in the Project, which Escrow Holder hereby agrees to hold in the Escrow Account and to disburse and dispose of in accordance with the terms of this Agreement. All funds in the Escrow Account will be deposited by Escrow Holder in an interest bearing account which permits withdrawal on not more than three (3) days' notice. Such funds may also be invested in money market funds as directed in writing by Buyer. Interest earned on the funds in the Escrow Account will be distributed as set forth herein. Escrow Holder shall establish subaccounts of the Escrow Account for each of the categories set forth in clauses (i) through (v) of Section 2.2 hereof.

               Escrow Holder, upon the written instruction of Buyer, and approval thereof in writing by Seller, shall cause the funds in the Escrow Account to be invested in a money market account or certificates of deposit issued by Bank of America N.A. (the "Bank"), or if no such instruction is given, in a money market account maintained at the Bank. Escrow Holder is hereby authorized to cash the certificates of deposit or other financial instruments held by Escrow Holder pursuant to this Agreement in order to make disbursements in accordance with the provisions of this Agreement. Escrow Holder is further authorized to reinvest any portion of the Escrow Account remaining after any such disbursement, or any portion thereof upon the maturity of any certificate of deposit in the manner permitted herein. If Escrow Holder does not

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receive instructions with respect to reinvestment, Escrow Holder shall deposit any funds in the Escrow Account in an interest bearing money market account at the Bank.

          2.2 AMOUNT TO BE DEPOSITED IN ESCROW ACCOUNT. The amount to be deposited in the Escrow Account is the aggregate amount of Three Million Two Hundred Sixty-Nine Thousand Eight Dollars and Eighty Cents ($3,269,008.80), consisting of:

               (i) Nine Hundred Fifty-Six Thousand One Hundred Eighty-Nine Dollars and Eighteen Cents ($956,189.18), which is equal to the sum of (a) eighteen (18) months (less the period from the Closing Date under the Purchase Agreement to June 30, 2004, inclusive (the "June Stub Period")) of base rent for the Unleased Space ($945,105.84) calculated at the base rents set forth in the Leasing Guidelines set forth on Exhibit "B" attached hereto and incorporated herein by this reference (the "Leasing Guidelines"); plus (b) base rent for the Vacant Leased Space ($11,083.34) at the base rents and for the period of time (less the June Stub Period) set forth on Exhibit "B-1" attached hereto and incorporated herein by this reference; plus

               (ii) One Hundred Thirty-Four Thousand Two Hundred Nineteen Dollars and Sixty-Two Cents ($134,219.62), which is equal to (a) eighteen (18) months (less the June Stub Period) of the pro rata share of CAM Expenses for the Unleased Space (calculated at the rate of $3.06 psf per annum for space numbers E4.1, E4.2 and E3.2 and at the rate of $2.56 psf per annum for other Unleased Space) ($133,084.68); and (b) the pro rata share of CAM Expenses for the period of time (less the June Stub Period) and at the per square foot rate set forth on Exhibit "B-1" for the Vacant Leased Space ($1,134.94); plus

               (iii) Ninety-Four Thousand Three Hundred Fifty Dollars ($94,350.00), consisting of (a) $92,250.00 for leasing commissions for the Unleased Space, and (b) $2,100.00 for leasing commissions for the Vacant Leased Space in the applicable respective amounts set forth on Exhibits "B" and "B-1" attached hereto; plus

               (iv) One Million Eighty-Four Thousand Two Hundred Fifty Dollars ($1,084,250.00) for tenant improvement allowances and miscellaneous leasing costs which is based on: (a) One Million Thirty-Three Thousand Two Hundred Fifty Dollars ($1,033,250.00) for Unleased Space, and (b) Fifty-One Thousand Dollars ($51,000.00) for Vacant Leased Space, calculated with respect to clause (a) at the rates set forth on Schedule 1 to Exhibit "B" attached hereto and with respect to clause (b) at the rates set forth on Exhibit "B-1" attached hereto.

               (v) One Million Dollars ($1,000,000.00) for the estimated "hard" and "soft" construction costs of the Theatre Related Improvements.

               As of the date of this Agreement, the GLA of the Vacant Leased Space is set forth on Exhibit "B-1" hereto and the GLA of the Unleased Space is set forth on Schedule 1 to Exhibit "B" attached hereto. The LaPalma Concession is being paid to Buyer on the Closing Date and is therefore NOT being deposited into the Escrow Account.

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     3.   DISBURSEMENTS FROM ESCROW ACCOUNT. Amounts held in the Escrow Account shall be disbursed as follows:


          3.1 DISBURSEMENTS TO BUYER. To Buyer, for the period commencing July 1, 2004, and monthly thereafter until the end of the Subsequent Leasing Period, or such earlier date as Tenants have commenced payment of full base rent and additional rent under Approved Leases with respect to all of the Vacant Leased Space and Unleased Space, an amount equal to: (x) the monthly base rent and CAM Expenses for the current calendar month allocable for the Vacant Leased Space and Unleased Space for which rent payments had not commenced as of the first day of the current calendar month under Approved Leases, LESS (y) the pro rata amount of the monthly base rent and CAM Expenses under Approved Leases for Vacant Leased Space and Unleased Space for which the tenant was obligated to be open for business and for which rent payments had commenced on or after the second day of the prior calendar month. The deduction in the immediately preceding clause (y) shall not apply to the first disbursement under this
Section 3.1 and the amount of the deduction under such clause (y) applicable to the month after the last disbursement to Buyer under this Section 3.1 shall be paid directly by Buyer to Seller. The amount to be disbursed to Buyer shall be set forth in a Buyer's Disbursement Request in the form of Exhibit "C" attached hereto signed by Seller and Buyer, delivered to Escrow Holder, and the amount to be disbursed to Buyer shall be calculated based on the base rents and CAM Expenses referenced in Section 2.2 hereof. Such amount shall be disbursed to Buyer one (1) time per month within five (5) business days after Escrow Holder's receipt of Buyer's Disbursement Request which Buyer's Disbursement Request shall be approved by Seller (as evidenced by Seller signing thereon and which approval shall not be unreasonably withheld or delayed) before the disbursement is made.

          3.2 PAYMENT OF LEASING RELATED COSTS. Amounts in the Escrow Account shall be disbursed for tenant improvements and related costs, miscellaneous leasing costs and leasing commissions under Approved Leases subject to and in accordance with the provisions of this Section 3.2.

               3.2.1 TENANT IMPROVEMENTS. The amounts in the Escrow Account allocated for tenant improvements and miscellaneous leasing costs (as set forth in clause (iv) of Section 2.2 hereof), shall be disbursed by Escrow Holder to pay the costs thereof to contractors and vendors providing labor or material, or in the event Seller has paid such costs itself, to reimburse Seller provided Seller submits to Buyer and Escrow Holder reasonable evidence of Seller's payment of such amounts, after the following conditions have been satisfied:

                       3.2.1.1 The portion of the tenant improvements for which disbursement is requested must have been constructed substantially in conformance with the plans and specifications therefor approved by Buyer, which approval shall not be unreasonably withheld.

                       3.2.1.2 Interim disbursements for tenant improvements will be in the amount of ninety percent (90%) of labor and one hundred percent (100%) of materials furnished to be computed at the maximum following rates: (i) the applicable rates set

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forth on Exhibit "B-1" for Vacant Leased Space, and (ii) the amounts set forth on Schedule 1 to Exhibit "B" for Unleased Space, in each case less miscellaneous leasing costs theretofore disbursed from the Escrow Account with respect to the Approved Lease for which disbursement is sought. The tenant improvement allowances shall be used for the hard and soft costs of constructing tenant improvements and related costs, including without limitation design fees, cost of plans and specifications, permit fees and construction costs, as well as miscellaneous leasing costs, including without limitation attorneys' fees, but shall exclude leasing commissions, broker's or finder's fees. Interim disbursements for tenant improvements will be made not more often than one (1) time per month. Notwithstanding anything to the contrary set forth herein, if the Tenant under an Approved Lease is doing all or any part of the leasehold improvements in its respective premises and the Approved Lease provides that the landlord is to provide a tenant improvement allowance to such Tenant, the amount of tenant improvement allowance deposited hereunder shall be disbursed in accordance with the terms of the Approved Lease and to the extent Seller has paid such tenant improvement allowance, such amount shall be payable to Seller provided that Seller provides Buyer and Escrow Holder with reasonable evidence of Seller's payment of such tenant improvement allowance. Each request for disbursement shall be on an Application and Certification for Payment of Tenant Improvements, containing a certification by Seller that all tenant improvement work for which payment is requested has been satisfactorily completed and upon payment of the amounts set forth in the application will be paid in full and shall be accompanied by lien waivers executed by all the parties who performed work or supplied materials and who are to be paid by such disbursement. Such Application and Certification shall be in the form attached hereto as Exhibit "D" and shall also be approved by Buyer (as evidenced by Buyer signing thereon before the disbursement is made), which approval shall not be unreasonably withheld or delayed.

                       3.2.1.3 As a condition to disbursement of any interim amounts for tenant improvements, the Title Insurer shall issue an endorsement to Buyer's title insurance policy insuring that there are no unbonded mechanics' or materialmen's liens relating to the work for which the disbursement is sought.

                       3.2.1.4 The final disbursement for tenant improvements for each Tenant shall be the balance of the amount held back for the respective tenant space as set forth on Exhibits "B" and "B-1" hereto, subject to Seller delivering to Buyer an estoppel certificate from the Tenant confirming that all Landlord work required by the Approved Lease has been completed and a final, unconditional certificate of occupancy (or its equivalent, such as a "final" Inspection Record issued by the City of Lakewood) for each space that is the subject of the disbursement and final lien waivers signed by the general contractor and all subcontractors performing work or providing materials for improvements for such tenant improvements. Seller shall not be responsible for any tenant improvement costs for Approved Leases executed during the Subsequent Leasing Period in excess of amounts deposited hereunder.

               3.2.2 MISCELLANEOUS LEASING COSTS. Miscellaneous leasing costs shall be disbursed to Seller up to one (1) time per month within five (5) business days after Escrow Holder's receipt of an Application and Certificate therefor signed by Seller and approved

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by Buyer, except as otherwise provided in Section 3.6 hereof, which amounts shall be subject to the maximum amounts therefor set forth in clause (iv) of
Section 2.2.

               3.2.3 LEASING COMMISSIONS. There shall be disbursed to the procuring real estate broker a leasing commission for each Approved Lease of Vacant Leased Space or Unleased Space upon Escrow Holder's receipt of notice signed by Seller and approved by Buyer that such commissions have been earned and are payable pursuant to the terms of the applicable commission agreement with respect to the applicable Approved Lease. Such notice shall be in the form of Exhibit "E" attached hereto and shall be executed by Seller and approved by Buyer except as otherwise provided in Section 3.6 hereof. The amount of leasing commissions to be disbursed under this Section for Unleased Space and Vacant Leased Space, respectively, shall be as set forth on Exhibits "B" and "B-1," attached hereto.

               3.2.4 THEATRE RELATED IMPROVEMENTS. The amounts in the Escrow Account allocated for Theatre Related Improvements (as set forth in clause (v) of Section 2.2 hereof), shall be disbursed by Escrow Holder to pay the costs thereof to contractors and vendors providing labor or material, or in the event Seller has paid such costs itself, to reimburse Seller provided Seller submits to Buyer and Escrow Holder reasonable evidence of Seller's payment of such amounts, after the following conditions have been satisfied:

                       3.2.4.1 The portion of the Theatre Related Improvements for which disbursement is requested must have been constructed substantially in conformance with the plans and specifications therefor approved by the theatre tenant.

                       3.2.4.2 Interim disbursements will be in the amount of ninety percent (90%) of labor and one hundred percent (100%) of materials furnished. The amount allocated in clause (v) of Section 2.2 hereof shall be used for the hard and soft costs of constructing the Theatre Related Improvements and related costs, including without limitation design fees, cost of plans and specifications, permit fees and construction costs, but shall exclude leasing commissions, broker's or finder's fees. Interim disbursements will be made not more often than one (1) time per month. Each request for disbursement shall be on an Application and Certification for Payment of Tenant Improvements, containing a certification by Seller that all work for which payment is requested has been satisfactorily completed and upon payment of the amounts set forth in the application will be paid in full and shall be accompanied by lien waivers executed by all the parties who performed work or supplied materials and who are to be paid by such disbursement. Such Application and Certification shall be in the form attached hereto as Exhibit "D" and shall also be approved by Buyer (as evidenced by Buyer signing thereon before the disbursement is made), which approval shall not be unreasonably withheld or delayed.

                       3.2.4.3 As a condition to disbursement of any interim amounts for Theatre Related Improvements, the Title Insurer shall issue an endorsement to Buyer's title insurance policy insuring that there are no unbonded mechanics' or materialmen's liens relating to the work for which the disbursement is sought.

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                       3.2.4.4  The final disbursement for Theatre Related
Improvements shall be the balance of the amount held back under clause (v) of
Section 2.2 hereof, subject to Seller delivering to Buyer: (i) a certificate from the Projects' architect confirming that all Theatre Related Improvements have been completed, (ii) written confirmation from the Theatre Tenant that the Theatre Related Improvements have been completed to the Theatre Tenant's satisfaction, (iii) a final, unconditional certificate of occupancy (or its equivalent, such as a "final" Inspection Record issued by the City of Lakewood), and (iv) final lien waivers signed by the general contractor and all subcontractors performing work or providing materials for improvements for such tenant improvements. Seller, at Seller's expense, shall be responsible for any costs for the Theatre Related Improvements in excess of the amounts deposited hereunder.

          3.3  DISBURSEMENTS TO SELLER AND DEFAULT DEPOSITS.

               3.3.1 DISBURSEMENTS TO SELLER. Upon the date the Tenant under an Approved Lease for space for which funds have been escrowed hereunder pursuant to clauses (i) or (ii) of Section 2.2, is obligated to be open for business and has paid the first month's installment of base rent and estimated additional rent under the Lease, there shall be released to Seller an amount equal to the aggregate of: (i) the base rent, and (ii) CAM Expenses, payable by such Tenant under the applicable Approved Lease through and including the applicable date set forth on Exhibit "B-1" with respect to Tenants of Vacant Leased Space and, with respect to Unleased Space, through and including the end of the Subsequent Leasing Period (December 31, 2005) subject to a maximum disbursement equal to the remaining amount of base rent and CAM Expenses deposited in the Escrow Account for the subject premises pursuant to clauses (i) and (ii) of Section 2.2 hereof and remaining in the Escrow Account after prior disbursement to Buyer with respect to such space. Each disbursement under this
Section 3.3 shall be made to Seller within five (5) business days after Escrow Holder receives from Seller a Seller's Disbursement Request in the form of Exhibit "F" attached hereto (and approved in writing by Buyer) whereby Seller certifies to Buyer and Escrow Holder that such conditions have been satisfied and Seller is entitled to the amount requested.

               3.3.2 INTEREST. Escrow Holder shall disburse to Seller automatically on a monthly basis all interest earned on the Escrow Account. Seller's Taxpayer Identification Number is: 59-3772843.

          3.4  FINAL DISBURSEMENTS.

               3.4.1 TO SELLER. At the end of the Subsequent Leasing Period or such earlier date as all of the conditions in this Section 3.4.1 have been satisfied, if: (i) the Required Leasing Level has been achieved in its entirety and Tenants of all of the Vacant Leased Space and all of the Unleased Space are in occupancy and paying rent, (ii) all leasing commissions contemplated by
Section 2.2 (iii) have been paid, and (iii) all tenant improvements and costs contemplated by Sections 2.2 (iv) and (v) have been paid, then any and all funds, including interest earned thereon, remaining in the Escrow Account shall be released to Seller upon notice from Seller and Buyer that such conditions have been satisfied. If such conditions

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have not been satisfied, then any remaining funds in the Escrow Account at the end of the Subsequent Leasing Period shall be disbursed as follows:

                       3.4.1.1 With respect to any Approved Leases for Vacant Leased Space or Unleased Space which have been executed by Tenants prior to the end of the Subsequent Leasing Period, but where the Tenant is not yet in occupancy and paying rent, there shall be retained in the Escrow Account the amounts allocable to such space pursuant to Section 2.2 hereof. At such time as the conditions for disbursement of such amounts set forth in Sections 3.2 and
3.3 hereof have been satisfied, such amounts shall be disbursed pursuant to the provisions of such Sections and, to the extent funds are reserved therefor, Buyer shall continue to be entitled to monthly disbursements in accordance with
Section 3.1 with respect to such space. If such conditions have not been satisfied by the end of the Subsequent Leasing Period, then Seller shall not thereafter be entitled to any further disbursements with respect to any Approved Lease for which the conditions have not been satisfied and Seller shall have no further obligations with respect thereto.

                       3.4.1.2 Any additional amounts remaining in the Escrow Account, after the amounts have been reserved as provided in Section 3.4.1.1 hereof, shall be disbursed to Buyer within five (5) business days after Buyer's written request therefor.

          3.5 QUARTERLY REPORTS. Buyer shall provide to Seller and Escrow Holder detailed written quarterly reports no later than the 20th day after the end of each calendar quarter for the period ending on the last day of the prior calendar quarter for disbursements made the prior calendar quarter and the balance remaining in the Escrow Account by each of the categories listed in
Section 2.2. Escrow Holder shall cooperate with Buyer in connection with such report.

          3.6 TIMING OF DISBURSEMENTS. As set forth above, disbursement requests are to be signed by Seller and Buyer and facsimile copies may be delivered to Escrow Holder. Concurrently with delivery of each disbursement request to Escrow Holder, Seller and Buyer shall deliver to the other a copy of such disbursement request to the other party. In addition, within one (1) business day after receipt of a disbursement request signed by Seller or Buyer, Escrow Holder shall deliver by facsimile to the non-requesting party a copy of the disbursement request. If Escrow Holder does not receive an objection to the disbursement signed by Seller or Buyer within five (5) business days after the date the party to whom the disbursement is to be made delivers to Escrow Holder and the other party a signed disbursement request, then Escrow Holder is hereby authorized to make the requested disbursement.

          3.7 PARTIAL DISBURSEMENTS. If Seller and Buyer do not agree on the amount to be disbursed to Seller or Buyer hereunder, Escrow Holder shall disburse only the undisputed amount as agreed to by Seller and Buyer and the disputed portion shall continue to be held by Escrow Holder until Escrow Holder receives joint written disbursement instructions from Seller and Buyer regarding disbursement of the disputed portion.

     4. TERMINATION. This Agreement and the Escrow provided for herein shall terminate upon the earlier of: (i) the date on which no funds remain in the Escrow Account; or (ii) twenty-

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four (24) months after the funds are initially deposited in the Escrow Account pursuant to Section 2.1 above. Upon such termination, all funds remaining in the Escrow Account shall be paid to Buyer.

     5. EXPENSES. Seller and Buyer shall each pay fifty percent (50%) of all charges of Escrow Holder and such other costs as may be incurred by Escrow Holder (including without limitation title insurance endorsements required under Section 3.2.1.3 hereof) in connection with the administration of this Agreement within thirty (30) days after demand therefor from Escrow Holder.

     6. DISCLAIMER. Escrow Holder specifically and irrevocably waives and disclaims any and all right Escrow Holder now has or may have in the future have to offset any of the amounts due from Buyer or Seller to Escrow Holder against the funds in the Escrow Account and Escrow Holder further agrees not to pay or attempt to pay to itself any funds in the Escrow Account to satisfy any claims Escrow Holder may have against Seller or Buyer.

     7. NOTICES. Any notice, demand, request, covenant, approval or other communication to be given by any party to the other(s) shall be given by personal service, express mail, Federal Express, DHL or any other similar form of nationally recognized airborne/overnight delivery service, or mailing in the United States mail (certified mail, return receipt requested), or by facsimile (including all disbursement requests), addressed to the parties at their respective addresses as follows:

                     If to Buyer:

                     c/o Inland Real Estate Acquisitions, Inc.
                     2901 Butterfield Road
                     Oak Brook, IL 60523
                     Attn: Mr. Lou Quilici
                     Telephone:  (630) 218-4948
                     Facsimile: (630) 218-4935

                     With a copy to:

                     The Inland Real Estate Group, Inc.
                     2901 Butterfield Road
                     Oak Brook, IL 60523
                     Attn: Robin Rash, Esq.
                     Telephone:   (630) 218-8000 Ext. 2854
                     Facsimile: (630) 218-4900

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                     If to Seller:

                     c/o MBK Northwest, LLC
                     4949 S.W. Meadows Road, Suite 675
                     Lake Oswego, Oregon 97035
                     Attention: Mr. Mason L. Frank
                     Telephone:   (503) 636-2800
                     Facsimile: (503) 636-1331

                     If to Escrow Holder:

                     Chicago Title Insurance Company
                     171 N. Clark
                     Chicago, IL 60601
                     Attention: Ms. Nancy Castro
                     Telephone:   (312) 223-2709
                     Facsimile: (312) 223-2108

Any such notice shall be deemed to have been given (i) upon delivery, if personally delivered or delivered by any nationally recognized form of airborne/overnight delivery service, or (ii) upon receipt or upon the expiration of three (3) business days, whichever is earlier, if mailed, or (iii) upon confirmation of receipt if by facsimile. Either party may change the address at which it desires to receive notice upon giving written notice of such request to the other parties.

     8. LEASING ACTIVITIES. In consideration of Seller depositing the amounts required hereunder in the Escrow Account, Buyer hereby agrees that during the Subsequent Leasing Period, Seller shall be responsible for coordinating all leasing activities at the Project for the Vacant Leased Space and the Unleased Space. Seller and Buyer each agree to comply with the laws of the State of Washington in connection with their respective leasing activities. As leasing coordinator, Seller shall work with Buyer's broker to coordinate negotiations with prospective tenants and supervise completion of construction of tenant improvements under the Approved Leases for the Vacant Leased Space and the Unleased Space. Seller and Buyer acknowledge that the rentals and other terms set forth in the Leasing Guidelines are general and that the negotiated terms for each Lease may provide for differing rents and terms than those set forth in the Leasing Guidelines, with some Leases having greater rents and some Leases having lower rents. Buyer shall have the right to reasonably approve: (i) all Leases executed after the date hereof; provided however, Buyer has no right to disapprove lease terms equal to or more favorable to the landlord than the terms set forth in the Leasing Guidelines; and (ii) all prospective Tenants under proposed Leases, based upon all available information, including, without limitation, the financial strength, credit history, and proposed use by such prospective Tenant. Buyer agrees to approve or disapprove any Lease submitted to Buyer for approval within seven (7) business days after Buyer's receipt thereof and Buyer shall advise Seller of specific reasons for any such disapprovals. Seller shall submit all letters of intent to lease to Buyer for execution and Seller shall periodically advise Buyer of the status of lease negotiations during the Subsequent Leasing

Period, including sending drafts of leases to Buyer. During the Subsequent Leasing Period, Leases shall be prepared and negotiated through legal counsel recommended by Seller and reasonably approved by Buyer, which counsel may be Seller's counsel, using the Project's standard form lease or, subject to Buyer's written approval, a tenant form lease. Seller's financial responsibility for leasing is limited to the amounts deposited hereunder; provided however, Seller shall be responsible for all costs related to the Theatre Related Improvements, even if such costs exceed the amount therefor deposited hereunder.

     9.   MISCELLANEOUS.

          9.1 TIME OF ESSENCE. Time is of the essence of this Agreement and each and every term and provision hereof.

          9.2 MODIFICATION. A modification of any provision herein contained, or any other amendment to this Agreement, shall be effective only if the modification or amendment is in writing and signed by both Seller and Buyer. No waiver by any party hereto of any breach or default shall be considered to be a waiver of any other breach or default. The waiver of any condition shall not constitute a waiver of any breach or default with respect to any covenant, representation or warranty.

          9.3 SUCCESSORS AND ASSIGNS; SURVIVAL. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, successors and assigns.

          9.4 GOVERNING LAW. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of Washington applicable to agreements made and to be performed wholly within the State of Washington.

          9.5 NON-WAIVER OF RIGHTS. No failure or delay of either party in the exercise of any right given to such party hereunder shall constitute a waiver thereof unless the time specified herein for exercise of such right has expired, nor shall any single or partial exercise of any right preclude other or further exercise thereof or of any other right.

          9.6 DAYS. The term "days," as used herein, shall mean actual days occurring, including Saturdays, Sundays and holidays. The term "business days" shall mean days other than Saturdays, Sundays and holidays. If any item must be accomplished or delivered hereunder on a day that is not a business day, it shall be deemed to have been timely accomplished or delivered if accomplished or delivered on the next following business day.

          9.7 ASSIGNMENT. This Escrow Agreement may not be assigned by Seller or Escrow Holder without the prior written consent of Buyer, which Buyer may grant or withhold in Buyer's sole discretion. Upon any permitted assignment, this Agreement will inure to the benefit of and bind the successors and assigns and the parties hereto. Buyer may assign Buyer's interest under this Escrow Agreement to a lender or to a purchaser of Buyer's interest in the Project without Seller's consent and otherwise with Seller's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

          9.8 ATTORNEYS' AND OTHER FEES. Should either party institute any action or proceeding to enforce or interpret this Agreement or any provision hereof, for damages by reason of any alleged breach of this Agreement or of any provision hereof, or for a declaration of rights hereunder, the prevailing party in any such action or proceeding shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys' and other fees, incurred by the prevailing party in connection with such action or proceeding. The term "attorneys' and other fees" shall mean and include attorneys' fees, accountants' fees, and any and all other similar fees incurred in connection with the action or proceeding and preparations therefor. The term "action or proceeding" shall mean and include actions, proceedings, suits, arbitrations, appeals and other similar proceedings.

          9.9 NO THIRD PARTY BENEFICIARIES. Notwithstanding anything to the contrary herein, nothing in this Agreement shall be deemed to create, either expressly or by implication, any liens or claims or rights on behalf of laborers, materialmen, mechanics or other lienholders which could be construed as creating any third party rights of any kind or nature to the undisbursed portion of the Escrow Account.

          9.10 COUNTERPARTS; AUTHORITY. This Agreement, and each disbursement request contemplated hereunder, may be executed in counterparts, each of which shall be an original but all of which shall constitute one and the same instrument. Buyer hereby appoints Lou Quilici as Buyer's agent under this Agreement, including execution of any modifications to, or consents or approvals under, this Agreement and disbursement requests. Seller hereby appoints Mason Frank and David Moore, either one of them acting alone, as Seller's agent under this Agreement, including execution of any modifications to, or consents or approvals under, this Agreement and disbursement requests.

     IN WITNESS WHEREOF, the undersigned have executed this Escrow and Leasing Agreement as of the date first above written.

                                 "Buyer"


                                 INLAND WESTERN LAKEWOOD, L.L.C.,
                                 a Delaware limited liability company


                                 By:   INLAND WESTERN RETAIL REAL
                                       ESTATE TRUST, a Maryland corporation,
                                       its Sole Member

                                       By:       /s/ Valerie Medina
                                               ---------------------------------
                                       Printed Name:   Valerie Medina
                                                     ---------------------------
                                       Title:   Asst. Secretary
                                             -----------------------------------

                       [Signatures continued on next page]

                                 "Seller"

                                 MBK NORTHWEST, LLC, a Washington limited liability company


                                 By:
                                       -----------------------------------------
                                       Mason L. Frank
                                       President

     The undersigned, as Escrow Holder, hereby acknowledges receipt of the foregoing Escrow and Leasing Agreement, agrees to maintain the Escrow Account referenced therein, and agrees to carry out the provisions of such Agreement and dispose of all funds in the Escrow Account in accordance with the terms of the foregoing Agreement.


June _________, 2004             CHICAGO TITLE INSURANCE COMPANY,
                                 a _______________ corporation


                                 By:
                                       -----------------------------------------
                                       Nancy Castro
                                       Asst. Vice President and Sr. Escrow
                                       Officer


EXHIBITS:

Exhibit "A"     -Glossary
Exhibit "B"     -Leasing Guidelines
Exhibit "B-1"   -Deposits for Vacant Leased Space
Exhibit "B-2"   -Summary of all Lease Deposits
Exhibit "C"     -Buyer's Disbursement Request (Section 3.1)
Exhibit "D"     -Application and Certification for Payment of Tenant Allowances
Exhibit "E"     -Notice to Escrow Holder re: Payment of Leasing Commissions
Exhibit "F"     -Seller's Disbursement Request
Exhibit "G"     -Site Plan
Exhibit "H"      Buyer's Closing Date Disbursements

                                   EXHIBIT "A"

                                    GLOSSARY

     "Anchor Tenants" means any tenant under a lease executed after the date hereof for 7,500 square feet of GLA or more.

     "Approved Lease" means each Lease executed on or prior to the date hereof and assigned to Buyer in connection with Buyer's acquisition of the Project, and each Lease for Vacant Space which is approved by Buyer, as conclusively evidenced by Buyer's execution thereof.

     "CAM Expenses" means common operating costs and expenses, including without limitation insurance, real estate taxes, certain capital items customarily payable by shopping center tenants (such as parking lot repaving), and an administrative fee, payable by Tenants under Leases.

     "Escrow Account" means that certain account(s) maintained in the name of Escrow Holder at Bank of America, N.A as contemplated by Section 2.1 of this Agreement.

     "Other Tenants" means lessees of space within the Project other than Anchor Tenants.

     "GLA" means the gross leasable area of the space being measured as measured from the outside of exterior walls or the center of any common walls, as the case may be, without deduction for columns or other structural elements within the space being measured.

     "Lease" means each of the leases for space within the Project.

     "Leasing Guidelines" means the leasing parameters set forth on EXHIBIT "B" attached hereto.

     "Purchase Agreement" is defined in Recital A.

     "Purchase Price" is defined in the Purchase Agreement.

     "Subsequent Leasing Period" means the period commencing on the Closing Date and ending on the last day of the eighteenth (18th) full calendar month after the Closing Date.

     "Tenant" means each lessee of a portion of the Project.

     "Theatre Related Improvements" means the remodeling of the Loew's Cineplex Odeon premises front exterior facade and demolition of the adjoining food court space and construction of an exterior paved parking area in lieu thereof pursuant to plans and specifications to be prepared by Seller and approved by the Theatre Tenant.

     "Title Insurer" shall mean Transnation Title Insurance Company, Lakewood, Washington.

     "Unleased Space" means space within the Project intended to be leased to Tenants as shown on the Site Plan, but which is not leased or occupied as of the date hereof.

     "Vacant Leased Space" means the aggregate of approximately 1,400 square feet of GLA in the Project leased to Tenants but which is not yet occupied as of the date hereof by such Tenants. In addition, the premises leased by Mother's Work Inc. is included as "Vacant Leased Space" in order that the tenant improvement allowance for such premises can be deposited and disbursed hereunder, even though such tenant is open for business and has commenced paying base rent and additional rent.

                                   EXHIBIT "B"

                               LEASING GUIDELINES
                                (Unleased Space)

A.   ANCHOR TENANTS

     The following Leasing Guidelines shall apply with respect to Anchor
Tenants:

     1. TERM. The maximum term shall be twenty (20) years, excluding option terms, and the minimum Term shall be ten (10) years for Anchor Tenants leasing in excess of ten thousand (10,000) square feet of GLA and five (5) years for other Anchor Tenants, subject in each case to not more than two (2) options to extend of up to five (5) years each.

     2. BASE RENT. See Schedule 1 attached hereto. Such projected rents shall apply for the first five years of the Lease Term. For any leases having a term in excess of five (5) years, there shall be an increase in base rent effective at the beginning of the sixth, eleventh and sixteenth Lease Years, if applicable, of not less than either the CPI increase or 10% over the base rent payable at the beginning of the previous five (5) year period.

     3. OPERATING EXPENSES. Tenants shall be responsible for their proportionate share of CAM Expenses.

     4. TENANT IMPROVEMENT ALLOWANCES. Tenant improvement allowances and miscellaneous leasing costs in the amount set forth on Schedule "1" attached hereto. In the event the cost of tenant improvements and miscellaneous leasing costs to be paid by the Landlord exceed such amount, then Seller shall pay such excess costs. Seller may pay such cost by reducing the disbursement to which Seller would otherwise be entitled under the Escrow and Leasing Agreement.

     5. SECURITY DEPOSIT. Equal to one (1) month's installment of base rent and CAM Expenses. Security Deposits may be waived for "national" or "regional" tenants (which are tenants having ten (10) or more stores) with credit histories reasonably approved by Buyer or as otherwise reasonably approved by Buyer.

B.   OTHER TENANTS

     The following Leasing Guidelines shall apply with respect to Other Tenants:

     1. TERM. The maximum term shall be fifteen (15) years (including all option terms) and the minimum term shall be five (5) years.

     2. PROJECTED BASE RENT. As set forth on Schedule 1 attached hereto. Such projected rents shall apply for the first five years of the Lease Term. For any leases having a term in excess of five (5) years, there shall be an increase in base rent effective at the beginning of the sixth (6th) Lease Year of not less than 10% over the base rent payable during the first year of the term.

     3. OPERATING EXPENSES. Tenants shall be responsible for their proportionate share of CAM Expenses.

     4. TENANT IMPROVEMENT ALLOWANCES AND MISCELLANEOUS LEASING COSTS. Tenant improvement allowances and miscellaneous leasing costs in the amounts set forth on Schedule "1" attached hereto. In the event the cost of tenant improvements and miscellaneous leasing costs to be paid by the Landlord exceed this amount, then Seller shall pay such excess costs.

     5. SECURITY DEPOSIT. Equal to one (1) month's installment of base rent and CAM Expenses. Security Deposits may be waived for "national" or "regional" tenants (which are tenants having ten (10) or more stores) with credit histories reasonably approved by Buyer.

                                   SCHEDULE 1
                                       to
                                   EXHIBIT "B"
                                (Unleased Space)

    Suite No.                 Square              Annual           T.I. $ Misc./         Leasing
(Prospective Tenant)         Footage           Base Rent/SF*            SF             Commissions*
--------------------     ---------------     ---------------     ---------------     ---------------
1. E4.1                       8,400          $         18.00     $         15.00     $     25,200.00

2. E4.2                       8,400          $         18.00     $         15.00     $     25,200.00

3. E3.1(a)                    2,450          $         27.00     $         15.00     $      7,350.00

4. E3.1(b)                    2,100          $         22.00     $         15.00     $      6,300.00

5. E3.1(c)                    1,400          $         22.00     $         15.00     $      4,200.00

6. E3.1(d)                    1,400          $         22.00     $         15.00     $      4,200.00

7. E3.1(e)                    1,400          $         22.00     $         15.00     $      4,200.00

8. E3.2/Panera Bread          5,200          $         25.00     $        125.00     $     15,600.00

Total GLA of Unleased Space: 30,750

                            SCHEDULE 1 TO EXHIBIT "B"
                         TO ESCROW AND LEASING AGREEMENT

                                  EXHIBIT "B-1"

                        DEPOSITS FOR VACANT LEASED SPACE*

                          Outside                                       T.I.           Unpaid
        Suite/             Rent        Base Rent         CAM          Allowance/      Leasing
        Tenant          Comm. Date      Deposit         Deposit     Miscellaneous    Commission
---------------------   ----------   -------------   ------------   -------------  ---------------
1. EB Games/             10/1/04     $   11,666.67   $   1,194.67   $  21,000.00   $     2,100.00
   E3.1(f)

2. Mother's Work**          N/A                  0              0   $  30,000.00                0
                        ----------   -------------   ------------   ------------   --------------
        Total:                       $   11,666.67   $   1,194.67   $  51,000.00   $     2,100.00

GLA of Vacant Leased Space:            1,400

                           DEPOSITS FOR UNLEASED SPACE

                                                                      T.I.               Unpaid
       Suite/               Base Rent            CAM***            Allowance/           Leasing
       Tenant                Deposit             Deposit          Miscellaneous        Commission
--------------------     ---------------     ---------------     ---------------     ---------------
1. E4.1                  $    226,800.00     $     38,556.00     $    126,000.00     $     25,200.00

2. E4.2                  $    226,800.00     $     38,556.00     $    126,000.00     $     25,200.00

3. E3.1(a)               $     99,225.00     $      9,408.00     $     36,750.00     $      7,350.00

4. E3.1(b)               $     69,300.00     $      8,064.00     $     31,500.00     $      6,300,00

5. E3.1(c)               $     46,200.00     $      5,376.00     $     21,000.00     $      4,200.00

6. E3.1(d)               $     46,200.00     $      5,376.00     $     21,000.00     $      4,200,00

7. E3.1(e)               $     46,200.00     $      5,376.00     $     21,000.00     $      4,200.00

8. Panera Bread/E3.2     $    195,000.00     $     23,868.00     $    650.000.00     $     15,600.00
                         ---------------     ---------------     ---------------     ---------------

Total:                   $    955,725.00     $    134,580.00     $  1,033,250.00     $     92,250.00

                                 OTHER DEPOSITS

1.   Deposits for Theatre Related Improvements: $1,000,000.00.

2.   LaPalma Concession: $30,720.00 (Disbursed to Buyer on Closing Date.)


----------
*    Includes June 2004 amounts paid to Buyer outside of escrow.
** Tenant is open for business and has commenced paying base rent and additional rent.
***  Actual amount payable.

                                    EXHIBIT H

                       BUYER'S CLOSING DATE DISBURSEMENTS
                            (June 25 - June 30, 2004)

VACANT LEASED SPACE

         Suite/
         Tenant                  Base Rent             CAMS                Total
-------------------------     ---------------     ---------------     ---------------
1. EB Games/E3.1(f)           $        583.33     $         59.74     $        643.07

UNLEASED SPACE

         Suite/
         Tenant                  Base Rent             CAMS
-------------------------     ---------------     ---------------
1. E4.1                       $      2,520.00     $        428.40     $      2,948.40

2. E4.2                       $      2,520.00     $        428.40     $      2,948.40

3. E3.1(a)                    $      1,102.50     $        104.53     $      1,207.03

4. E3.1(b)                    $        770.00     $         89.60     $        859.60

5. E3.1(c)                    $        513.33     $         59.73     $        573.06

6. E3.1(d)                    $        513.33     $         59.73     $        573.06

7. E3.1(e)                    $        513.33     $         59.73     $        573.06

8. Panera Bread/E3.2          $      2,166.67     $        265.20     $      2,431.87
                              ---------------     ---------------     ---------------


                              $     10,619.16     $      1,495.32     $     12,114.48

LaPalma Concession:                                                   $     30,720.00
                                                                      ---------------

                                                        Total:        $     43,477.55

                                  EXHIBIT "B-2"

                            SUMMARY OF ALL DEPOSITS*

Escrow Summary

                                                  CAM Tax/
                                                 Insurance                            Leasing
                               Base Rent          Expense         TI & MISC.        Commissions          Total
                            ---------------   ---------------   ---------------   ---------------   ---------------
Unleased Space              $    945,105.84   $    133,084.68   $  1,033,250.00   $     92,250.00   $  2,203,690.52

Vacant Leased Space         $     11,083.34   $      1,134.94   $     51,000.00   $      2,100.00   $     65,318.28
                            ---------------------------------------------------------------------------------------

   SUBTOTAL                 $    956,189.18   $    134,219.62   $  1,084,250.00   $     94,350.00   $  2,269,008.80
                            ---------------------------------------------------------------------------------------

Theatre Related Improvements.....................................................................   $  1,000,000.00

TOTAL............................................................................................   $  3,269,008.80
                                                                                                    ===============

----------
* Does not include amounts set forth on Exhibit "H."

                                   EXHIBIT "C"

                          BUYER'S DISBURSEMENT REQUEST


By Telecopy (312) 223-2108                                     _________, 200__

Chicago Title Insurance Company
171 N. Clark
Chicago, IL 60601
Attn: Ms. Nancy Castro
      Asst. V. P. & Sr. Escrow Officer

      Re:   Agreement dated 6/__ /04 among
            MBK Northwest, LLC __________
            Your Escrow Account No.____________

Ladies and Gentlemen:

     This Buyer's Disbursement Request is being delivered to you by the undersigned pursuant to Section 3.1 of the Escrow and Leasing Agreement referenced above for the month of ___________________, 200_. Upon your receipt of this Request, please disburse the following amounts to the undersigned:

     1.   VACANT LEASED SPACE

          _______ GLA x $_______ monthly Base Rent =    $________
          _______ GLA x $_______ monthly Base Rent =    $________
          _______ GLA x $_______ ($_____ annual) CAMS = $________
                                                                       $_________

     2.   UNLEASED SPACE

          _______ GLA x $_______ monthly Base Rent =    $________
          _______ GLA x $_______ monthly Base Rent =    $________
                                                                       $_________

          _______ GLA x $_______ ($_____ annual) CAMS = $________
                                                                       $_________

     Such amount is to be disbursed to Buyer by wire-transfer to the account of Buyer at _______ Bank, ABA Routing No. __________, Account No. _________,
Attn: _________.

     The undersigned hereby certifies that the undersigned is entitled to disbursement of the foregoing amounts pursuant to Section 3.1 of the above-referenced Escrow and Leasing Agreement.

Dated: _______, 200_        "Buyer"

                            INLAND WESTERN LAKEWOOD, L.L.C.,
                            a Delaware limited liability company

                            By:  INLAND WESTERN RETAIL REAL
                                 ESTATE TRUST, a Maryland corporation,
                                 its Sole Member

                                 By:
                                       -----------------------------------
                                 Printed Name:
                                                --------------------------
                                 Title:
                                         ---------------------------------

     The undersigned approves the foregoing disbursement.

                            MBK NORTHWEST, LLC, a Washington limited liability company


                            BY:
                                 -----------------------------------------
                                 Mason L. Frank
                                 President


cc: MBK Northwest (via telecopy (503) 636-1331)

                                   EXHIBIT "D"

                        APPLICATION AND CERTIFICATION FOR
                         PAYMENT OF TENANT IMPROVEMENTS
                        (or Theatre Related Improvements)

By Telecopy (312) 223-2108

Chicago Title Insurance Company
171 N. Clark
Chicago, IL 60601
Attn:   Ms. Nancy Castro
        Asst. V. P. & Sr. Escrow Officer

        Re:    Agreement dated 6/____/04 among
               MBK Northwest, _________
               Your Escrow Account No. __________

Ladies and Gentlemen:

     [TO BE ON SELLER'S COMPUTER GENERATED DISBURSEMENT REQUEST FORM INCLUDING APPROPRIATE AIA FORM WITH RESPECT TO ANY GENERAL CONTRACTOR BILLING]


            Total Amount to be Disbursed to Seller:             $
                                                                ===============

     Such amount is to be disbursed to Seller by wire-transfer to the account of Seller at ______________ Bank, ABA Routing No. ___________, Account No. ____________, Attn: ____________________.

     The undersigned hereby certifies that the undersigned is entitled to disbursement of the foregoing amounts pursuant to Section 3.2.1/Section 3.2.4 (CROSS OUT WHICHEVER SECTION IS INAPPLICABLE) of the above-referenced Escrow and Leasing Agreement.

Dated: _________________, 200__        "Seller"

                                       MBK NORTHWEST, LLC, a Washington limited liability company

                                       By:
                                           -------------------------------------
                                           Mason L. Frank
                                           President

       The undersigned approves the foregoing disbursement.

                                       "Buyer"

                                       INLAND WESTERN LAKEWOOD, L.L.C.,
                                       a Delaware limited liability company

                                       By: INLAND WESTERN RETAIL REAL
                                           ESTATE TRUST, a Maryland corporation,
                                           its Sole Member

                                           By:
                                              ----------------------------------
                                           Printed Name:
                                                        ------------------------
                                           Title:
                                                 -------------------------------


cc:  c/o Inland Real Estate Acquisitions, Inc.
     2901 Butterfield Road
     Oak Brook, IL 60523
     Attn: Mr. Lou Quilici
     Telephone:  (630) 218-4948
     Facsimile: (630) 218-4935

                                   EXHIBIT "E"

                           NOTICE TO ESCROW HOLDER RE:
                         PAYMENT OF LEASING COMMISSIONS

By Telecopy (312) 223-2108

Chicago Title Insurance Company
171 N. Clark
Chicago, IL 60601
Attn:   Ms. Nancy Castro
        Asst. V. P. & Sr. Escrow Officer

        Re:   Agreement dated __/_/04 among
              MBK Northwest, LLC _______
              Your Escrow Account No. _______

Ladies and Gentlemen:

     You are hereby directed to disburse to the undersigned the amount of $____________, which constitutes leasing commissions payable in connection with that certain lease of Vacant Leased Space/Unleased Space [CROSS OUT AS APPROPRIATE] at Lakewood Towne Center. Such leasing commission is payable in connection with the Lease with __________________, as tenant.

     Such amount is to be disbursed to Seller by wire-transfer to the account of Seller at ______________ Bank, ABA Routing No. ____________, Account No. ________________, Attn: ________________.

     The undersigned hereby certifies that the undersigned is entitled to disbursement of the foregoing amounts pursuant to Section 3.2.3 of the above-referenced Escrow and Leasing Agreement.

Dated: ____________, 200__             "Seller"

                                       MBK NORTHWEST, LLC, a Washington limited liability company

                                       By:
                                           -------------------------------------
                                           Mason L. Frank
                                           President


     The undersigned approves the foregoing disbursement.

                                       "Buyer"

                                       INLAND WESTERN LAKEWOOD, L.L.C.,
                                       a Delaware limited liability company

                                       By: INLAND WESTERN RETAIL REAL
                                           ESTATE TRUST, a Maryland corporation,
                                           its Sole Member

                                           By:
                                                --------------------------------
                                           Printed Name:
                                                         -----------------------
                                           Title:
                                                  ------------------------------


cc:  c/o Inland Real Estate Acquisitions, Inc.
     2901 Butterfield Road
     Oak Brook, IL 60523
     Attn: Mr. Lou Quilici
     Telephone:  (630) 218-4948
     Facsimile: (630) 218-4935

                                   EXHIBIT "F"

                          SELLER'S DISBURSEMENT REQUEST

By Telecopy (312) 223-2108

Chicago Title Insurance Company
171 N. Clark
Chicago, IL 60601
Attn:   Ms. Nancy Castro
        Asst. V. P. & Sr. Escrow Officer

        Re:  Agreement dated _/_/04 among
        MBK Northwest, LLC __________
        Your Escrow Account No. ________

Ladies and Gentlemen:

     This Seller's Disbursement Request is being delivered to you pursuant to
Section 3.3 of the above-referenced Escrow and Leasing Agreement. The undersigned hereby certifies that with respect to the leasing of Vacant Leased Space/ Unleased Space [CROSS OUT AS APPLICABLE] in the amount of _____________ square feet of GLA to ______________________________________ [INSERT NAME OF
TENANT], the undersigned is entitled to disbursement of funds from the Escrow Account in the aggregate amount of $___________, consisting of base rent at the rate of $__________ for _________ square feet of GLA and reimbursement of CAM Expenses at the annual rate of $__________ for such GLA, for an aggregate disbursement to the undersigned of $________.

     The undersigned further certifies that the Tenant commenced payment of base rent and responsibility for common operating costs as of ________, 200_.

     Such amount is to be disbursed to Seller by wire-transfer to the account of Seller __________ at Bank, ABA Routing No. __________, Account No. ____________,
Attn: ______________.

     The undersigned hereby certifies that the undersigned is entitled to disbursement of the foregoing amounts pursuant to Section 3.3 of the above-referenced Escrow and Leasing Agreement.


Dated: _____________, 200_             "Seller"

                                       MBK NORTHWEST, LLC, a Washington limited liability company


                                       By:
                                           ------------------------------------
                                           Mason L. Frank
                                           President

     The undersigned approves the foregoing disbursement.

                                       "Buyer"

                                       INLAND WESTERN LAKEWOOD, L.L.C.,
                                       a Delaware limited liability company

                                       By: INLAND WESTERN RETAIL REAL
                                           ESTATE TRUST, a Maryland corporation,
                                           its Sole Member

                                           By:
                                                 -------------------------------
                                           Printed Name:
                                                         -----------------------
                                           Title:
                                                   -----------------------------

cc:  c/o Inland Real Estate Acquisitions, Inc.
     2901 Butterfield Road
     Oak Brook, IL 60523
     Attn: Mr. Lou Quilici
     Telephone:  (630) 218-4948
     Facsimile: (630) 218-4935

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